UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2011

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-3615
(Address of principal executive offices)		(Zip code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2011, Sunoco Logistics Partners L.P. (the “Partnership”) entered into a Contribution Agreement dated June 29, 2011 and effective as of July 1, 2011 (the “Contribution Agreement”) with Sunoco Partners LLC, the general partner of the Partnership (the “General Partner”), Sunoco, Inc. (R&M), a subsidiary of Sunoco, Inc. (“Sunoco R&M”), and certain subsidiaries of the Partnership, including Sunoco Partners Marketing & Terminals L.P. (“SPMT”), pursuant to which SPMT agreed to acquire from Sunoco R&M, through a series of related intercompany contributions, a tank farm and certain other related assets and liabilities and equipment and real property located at the Eagle Point Refinery in Westville, New Jersey (the “Eagle Point Assets”).

Pursuant to the Contribution Agreement, (1) Sunoco R&M agreed to contribute the Eagle Point Assets to the General Partner in exchange for additional membership interests in the General Partner with a value of $100 million; (2) the General Partner agreed to contribute the Eagle Point Assets to the Partnership in exchange for Class A units of the Partnership valued at $98 million and an additional general partner interest in the Partnership with a value of $2 million which would result in the General Partner maintaining its 2% general partner interest in the Partnership; and (3) the Partnership agreed to contribute the Eagle Point Assets to SPMT as a capital contribution.

On July 1, 2011, pursuant to the Contribution Agreement, the acquisition of the Eagle Point Assets was completed. The $98 million of consideration for the contribution by the General Partner of the Eagle Point Assets to the Partnership consisted of 1,313,145 Class A units of the Partnership. The terms of the Class A Units are described in Item 3.02 below.

The description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Contribution Agreement, a copy of which will be filed with the Partnership’s Form 10-Q for the quarter ended June 30, 2011.

A copy of the press release announcing the acquisition of the Eagle Point Assets is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As further described above in Item 1.01 of this Current Report on Form 8-K, pursuant to the Contribution Agreement, the Partnership issued an aggregate of 1,313,145 Class A units to the General Partner on July 1, 2011 as part of the consideration for the contribution of the Eagle Point Assets to the Partnership. The 1,313,145 Class A units represented $98.0 million of the consideration based on the average closing price of the Partnership’s common units for the 30 trading days preceding the effective date of the Contribution Agreement reduced for certain applicable discounts. The Class A units were offered and issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

The Class A units are a new class of limited partner interests in the Partnership, which will not be entitled to receive quarterly distributions that are made on the Partnership’s common units. The Class A units will automatically convert to common units one year from the date of issuance. The Class A units will otherwise have the same terms and conditions as the Partnership’s common units, including voting rights. The Class A units will not be listed on the New York Stock Exchange.

The terms of the Class A units are set forth in Amendment No. 1 to the Partnership’s Third Amended and Restated Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Contribution Agreement, on July 1, 2011, the General Partner executed Amendment No. 1 (the “Amendment”) to the Partnership’s Third Amended and Restated Partnership Agreement, which defines the rights of the holders of partnership interests in the Partnership, in order to create the Class A units.

For additional information about the Class A units, please read Item 3.02 and Item 5.03 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 3.03.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the Contribution Agreement, on July 1, 2011, the members of the General Partner entered into the Third Amended and Restated Limited Liability Company Agreement to, among other things, reflect the additional membership interests in the General Partner issued to Sunoco R&M in exchange for its contribution of the Eagle Point Assets to the General Partner as described in Item 1.01 above.

A copy of the Third Amended and Restated Limited Liability Company Agreement of the General Partner is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed above in Item 3.02 and Item 3.03 of this Current Report on Form 8-K, the General Partner amended the Partnership’s Third Amended and Restated Partnership Agreement on July 1, 2011 in order to create the Class A units and the members of the General Partner entered into the Third Amended and Restated Limited Liability Company Agreement in order to reflect the additional membership interests in the General Partner issued to Sunoco R&M in exchange for its contribution of the Eagle Point Assets to the General Partner.

For additional information about the Class A units, please read Item 3.02 and Item 3.03 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 5.03.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the General Partner’s Third Amended and Restated Limited Liability Company Agreement is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On June 29, 2011, the Partnership announced that it has signed a definitive agreement to purchase a refined products terminal located in East Boston, Massachusetts from Conoco Phillips for $56 million plus the fair market value of the inventory.

A copy of the press release announcing the execution of this agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of July 1, 2011

3.2	Third Amended and Restated Limited Liability Company Agreement of Sunoco Partners LLC dated as of July 1, 2011

99.1	Sunoco Logistics Partners L.P. Press Release, dated June 29, 2011

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

By:	/s/ Michael J. Hennigan
Michael J. Hennigan
President and Chief Operating Officer

July 5, 2011

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of July 1, 2011

3.2	Third Amended and Restated Limited Liability Company Agreement of Sunoco Partners LLC dated as of July 1, 2011

99.1	Sunoco Logistics Partners L.P. Press Release, dated June 29, 2011

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